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                                                                    Exhibit 10.4



                             SECOND AMENDMENT TO THE
                         MEDICAL STAFFING NETWORK, INC.
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

                  This Second Amendment (the "Amendment") to the Employment Agreement, dated as of August 20, 2001, among Medical Staffing Network, Inc. (the "Company"), MSN Holdings, Inc. ("Holdings") and Robert J. Adamson (the "Executive") (the "Employment Agreement"), is entered into as of January 15, 2002.

                  WHEREAS, the Company, Holdings and the Executive are presently parties to the Employment Agreement, which has subsequently been amended by the First Amendment;

                  WHEREAS, in consideration of the future services by the Executive, Company, Holdings and the Executive desire to further amend the Employment Agreement as set forth herein.

                  NOW, THEREFORE, the Employment Agreement is hereby mended as follows:

                  1. The first sentence of Section 2 is amended to read as follows:

                  Unless terminated pursuant to Section 6 hereof, the Executive's employment hereunder shall commence on the Closing Date (as defined in the Merger Agreement) (the "Commencement Date") and shall continue during the period ending on December 26, 2004 (the "Initial Employment Term").

                  2. Except as provided herein and to the extent necessary to give full effect to the provisions of this Amendment, the terms of the Employment Agreement shall remain in full force and effect.

                     [Signatures appear on following page]



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         IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of the date first written above.

                                            MEDICAL STAFFING NETWORK, INC.


                                            /s/ Robert Adamson
                                            ------------------------------
                                            Name:  Robert Adamson
                                            Title: CEO

                                            /s/ Kevin S Little
                                            ------------------------------
                                            Name:  Kevin S. Little
                                            Title: CFO


                                            MSN HOLDINGS, INC.


                                            By: /s/ Robert Adamson
                                            ------------------------------
                                            Name:  Robert Adamson
                                            Title: CEO

                                            By: /s/ Kevin S. Little
                                            ------------------------------
                                            Name:  Kevin S. Little
                                            Title: CFO


                                            EXECUTIVE


                                            /s/ Robert Adamson
                                            ------------------------------
                                            Robert Adamson